Exhibit 99.1

                                 TRUE RELIGION

                                [GRAPHIC OMITTED]



                         CONTACT:    True Religion Apparel, Inc.
                                     Pete Collins, Chief Financial Officer
                                     (323) 266-3072

                                     INVESTOR RELATIONS
                                     Andrew Greenebaum / Laura Foster
                                     ICR, Inc.
                                     (310) 954-1115

               TRUE RELIGION PROVIDES UPDATE ON FINANCIAL REPORT
                  FILING STATUS AND 2007 NON-GAAP EPS GUIDANCE

VERNON, CALIFORNIA - MARCH 17, 2008 - True Religion Apparel, Inc. (the "Company") (Nasdaq: TRLG) announced today that it has requested an extension from the Nasdaq Listing Qualifications Panel to file by April 30, 2008 its 2007 Form 10-K, September 30, 2007 Form 10-Q and its restated financial reports for the fiscal years ended December 31, 2005 and 2006, including the quarters therein, and the quarters ended March 31, 2007 and June 30, 2007.


The Company announced on November 7, 2007 that it would need to restate its previously issued consolidated financial statements for the fiscal years ended December 31, 2005 and 2006, including the quarters therein, and the quarters ended March 31, 2007 and June 30, 2007 due to certain accounting errors. At that time, the Company also announced that it would voluntarily review the accounting for its historical equity granting practices.


On January 9, 2008, the Company participated in a hearing before the Nasdaq Listing Qualifications Panel and requested an extension to March 17, 2008 to file its Current Report on Form 10-Q for the fiscal quarter ended September 30, 2007, along with the restated financial reports. In February 2008, the Nasdaq Listing Qualifications Panel granted the Company's requested extension.


The Company's review of its historical equity granting practices was completed in the timeframe outlined to the Nasdaq Listing Qualifications Panel and the Company's independent auditors are auditing the findings of that review and the adjustments made by management to correct the errors in the Company's previously issued financial reports. The auditors have not completed their procedures, and the Company is unable to file its Form 10-K for the year ended December 31, 2007 by the required filing date of March 17, 2008, and will be unable to file its September 30, 2007 10-Q and its restated 2006 Form 10-K and 2007 Form 10-Qs by the extended Nasdaq deadline of March 17, 2008.


Based on a timeline outlined by the Company's independent auditors for the completion of their audit procedures, the Company currently anticipates that its 2007 Form 10-K, its September 30, 2007 Form 10-Q and its restated financial reports will be filed on or before April 30, 2008. The Company has requested an extension to file these reports to that date from the Nasdaq Listing Qualifications Panel.


UPDATE ON 2007 NON-GAAP EARNINGS PER DILUTED SHARE GUIDANCE

While the restatements are not yet complete, management expects that the Company's 2007 results will be in line with its previously issued Non-GAAP earnings per share guidance.


ABOUT TRUE RELIGION APPAREL, INC.
True Religion Apparel, Inc. is a growing, design-based premium aspirational brand. The company designs, manufactures and markets True Religion Apparel products, including its premium True Religion Brand Jeans. Its expanding product line, which includes high quality distinctive styling and fit in denim, sportswear, and licensed products, may be found in premium department stores and boutiques in 50 countries around the world, including the United States, Canada, Germany, United Kingdom, Japan, Korea, France, Spain, Sweden, Greece, Italy, Mexico, Australia, South Africa and China. For more information, please visit www.truereligionbrandjeans.com.


THIS PRESS RELEASE CONTAINS FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE "SAFE HARBOR" PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. THESE STATEMENTS ARE BASED UPON OUR CURRENT EXPECTATIONS AND SPEAK ONLY AS OF THE DATE HEREOF. OUR ACTUAL RESULTS MAY DIFFER MATERIALLY AND ADVERSELY FROM THOSE EXPRESSED IN ANY FORWARD-LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS AND UNCERTAINTIES, INCLUDING UNCERTAINTIES AS TO THE NATURE OF THE APPAREL INDUSTRY, INCLUDING CHANGING CUSTOMER DEMAND AND TASTES, SEASONALITY, CUSTOMER ACCEPTANCE OF NEW PRODUCTS, THE IMPACT OF COMPETITIVE PRODUCTS AND PRICING, DEPENDENCE ON EXISTING MANAGEMENT AND GENERAL ECONOMIC CONDITIONS. OUR ANNUAL REPORT ON FORM 10-K, RECENT AND FORTHCOMING QUARTERLY REPORTS ON FORM 10-Q, RECENT CURRENT REPORTS ON FORM 8-K, AND OTHER SEC FILINGS DISCUSS SOME OF THE IMPORTANT RISK FACTORS THAT MAY AFFECT OUR BUSINESS, RESULTS OF OPERATIONS AND FINANCIAL CONDITION. THE COMPANY UNDERTAKES NO OBLIGATION TO REVISE OR UPDATE PUBLICLY ANY FORWARD-LOOKING STATEMENTS FOR ANY REASON.


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